November 21, 2019
Amgen Inc.
One Amgen Center Drive,
Thousand Oaks, California 91320
Attention: General Counsel

Copy to

Sullivan & Cromwell LLP
125 Broad Street,
New York, NY 10004
Attention: Francis J. Aquila; Matthew G. Hurd

Re: Letter Agreement re: Treatment of Certain Product Inventory
Ladies and Gentlemen:
Reference is made to that certain Asset Purchase Agreement, dated as of August 25, 2019 (as amended from time to time, the “APA”), by and between Amgen Inc., a Delaware corporation (“Purchaser”), and Celgene Corporation, a Delaware corporation (“Seller”). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the APA.
This letter agreement (this “Letter Agreement”) confirms the understanding between the parties hereto that, from and after the Closing, legal title to and economic ownership of any Product Inventory will transfer in a manner that is consistent with the provisions herein.
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the APA or any of the Ancillary Agreements to the contrary, the parties hereto hereby agree as follows:
1.Product Inventory. For purposes of clarity, references to “Excluded Inventory” in the APA and the Ancillary Agreements shall be replaced with references to “Supply Inventory”. Notwithstanding anything to the contrary in the APA, the definition of “Product Inventory” in Section 1.1 of the APA shall include Supply Inventory Related to the Program Business and that is owned by Seller or one of its Affiliates.
2.Financial Statements. Section 3.4 (Financial Statements and Financial Matters) of the Seller Disclosure Schedule is replaced in its entirety by Exhibit A attached hereto.

3.Transfer Trigger Event. With respect to Section 2.1(f) of the APA, at and following the Closing, the Asset Selling Entities and their Affiliates shall retain title to any Product Inventory owned by an Asset Selling Entity as of the Closing until the earlier of (i) the sale or other disposition of such Product Inventory as directed by and for the benefit of Purchaser or its relevant Affiliates (in accordance with the Transition Services Agreement) and (ii) the relevant Transfer Trigger Event (as defined in Exhibit B attached hereto), at which point title to such Product Inventory shall automatically transfer to Purchaser or its relevant Affiliates; provided, further, that, at Closing, Seller shall, and shall cause the other Asset Selling Entities to, transfer to Purchaser or any of its designated Affiliates all control over, and all rights to the economic benefits, obligations and liabilities with respect to, all Product Inventory (it being understood and agreed that Purchaser’s obligations under Section 2.5 of the APA (Risk of Loss) shall apply at and after the Closing with respect to all Product Inventory).
4.Transitionary Arrangement. Pursuant to Section 3 of this Letter Agreement, with respect to Section 2.1(f) of the APA, at and following the Closing, each Asset Selling Entity shall retain title to any Product Inventory it owns as of the Closing until the earlier of (i) the sale or other disposition of such Product Inventory as directed by and for the benefit of the APA Purchaser or its relevant Affiliates (in accordance with the Transition Services Agreement) and (ii) the relevant Transfer Trigger Event, at which point title to such Product Inventory shall automatically transfer to Purchaser or its relevant Affiliate identified on Exhibit C hereto; provided, however, that at Closing, each Asset Selling Entity shall transfer (x) to Purchaser all control over, and all rights to the economic benefits, obligations and liabilities with respect to, all Product Inventory physically located in the United States, and (y) to Amgen (Europe) GmbH, a limited liability company incorporated under the laws of Switzerland (“Amgen Swiss”), all control over, and all rights to the economic benefits, obligations and liabilities with respect to, all Product Inventory physically located in a jurisdiction outside of the United States (it being understood and agreed that Purchaser’s obligations under Section 2.5 (Risk of Loss) of the APA (as delegated to Amgen Swiss with respect to Product Inventory physically located in a jurisdiction outside of the United States, pursuant to Section 11.8 of the APA) shall apply at and after the Closing with respect to all Product Inventory). For clarity, upon transfer of title to Product Inventory to Purchaser or its relevant Affiliate identified on Exhibit C hereto in accordance with this Letter Agreement, all control over, and all rights to the economic benefits, obligations and liabilities with respect to such Product Inventory shall transfer to Purchaser or its relevant Affiliate identified on Exhibit C hereto.

5.Indirect Tax Procedure. Each Asset Selling Entity will remit Indirect Taxes to the proper Indirect Tax authorities to comply with applicable Law. To the extent that any Indirect Taxes are required to be paid and/or assessed in connection with (A) a sale or other disposition of any Product Inventory pursuant to clause (i) of Section 4 of this Letter Agreement, each Asset Selling Entity shall be entitled to charge the applicable purchaser of such Product Inventory the amount of any such Indirect Taxes, or (B) the transfer to Purchaser or its relevant Affiliate of title to any Product Inventory upon the relevant Transfer Trigger Event pursuant to clause (ii) of Section 4 of this Letter Agreement, then Purchaser or its relevant Affiliate will pay applicable Indirect Taxes, including those charged according to EU VAT Directive (2006/112/EC) or similar local applicable Law, required to be paid to each Asset Selling Entity with respect to such Product Inventory upon receipt of a valid invoice reflecting any such Indirect Tax, it being understood by the Parties that (x) the Purchaser or its relevant Affiliate will be able to fully recover any such Indirect Taxes (through credit, offset, refund or otherwise) and not pay over to the relevant Asset Selling Entity, any such recovery described in this Section 5, and (y) if the Purchaser or its relevant Affiliate is not able to fully recover any such Indirect Taxes as described in (x), Seller or the relevant Asset Selling Entity shall promptly pay over to Purchaser or its relevant Affiliate fifty percent (50%) of the unrecoverable portion of such Indirect Tax that was paid by Purchaser or its relevant Affiliate to the relevant Asset Selling Entity, consistent with Section 7 of this Letter Agreement and Section 7.6(b)(i) of the APA, according to the indemnity procedures under the APA.
6.Indirect Tax Corrections. The following paragraphs describe procedures for circumstances in which the Asset Selling Entity incorrectly assumes that no Indirect Taxes are chargeable on the transfer of Product Inventory, or that Indirect Taxes are chargeable on the Transfer of Product Inventory. The principles in Section 7 of this Letter Agreement shall apply in all cases where applicable Law allows Indirect Taxes to be recovered and reclaimed, and nothing in this Letter Agreement shall be interpreted to suggest an outcome inconsistent with Section 7.6(b)(i) of the APA.

(a)
To the extent it is incorrectly assumed by the Asset Selling Entity that no Indirect Taxes are chargeable on the transfer of Product Inventory, the Parties will cooperate in retroactively correcting measures. To the extent required by applicable Law or the immediately preceding sentence, the Asset Selling Entity shall issue (or shall cause to be issued) a correcting invoice with respect to the transfer of the Product Inventory in accordance with applicable Law, and shall reasonably cooperate with the Purchaser or its relevant Affiliate to provide information and documentation necessary for Purchaser or its relevant Affiliate to comply with its Indirect Tax obligations under applicable Law. Purchaser shall (and shall cause its Affiliates to) use commercially reasonable efforts to recover (through credit, offset, refund or otherwise) any Indirect Taxes incurred in connection with this Agreement and the transactions contemplated thereby, it being understood by the Parties that if the Purchaser or its relevant Affiliate is not able to fully recover any such Indirect Taxes, Seller or the relevant Asset Selling Entity shall promptly pay over to Purchaser or its relevant Affiliate fifty percent (50%) of the unrecoverable portion of such Indirect Tax suffered by the Purchaser or its relevant Affiliate, consistent with Section 7 of this Letter Agreement and Section 7.6(b)(i) of the APA.

(b)
To the extent it is incorrectly assumed by the Asset Selling Entity that Indirect Taxes are chargeable on the transfer of Product Inventory, the Parties will cooperate to implement retroactively correcting measures. To the extent required by applicable Law or the immediately preceding sentence, the Asset Selling Entity shall issue (or shall cause to be issued) a correcting invoice with respect to the transfer of the Product Inventory in accordance with applicable Law, and shall reasonably cooperate with the Purchaser or its relevant Affiliate to provide information and documentation necessary for Purchaser or its relevant Affiliate to comply with its Indirect Tax obligations under applicable Law. The Asset Selling Entity shall (and shall cause its Affiliates to) (i) use commercially reasonable efforts to reclaim (through credit, offset, refund or otherwise) any Indirect Taxes incurred in connection with this Agreement and the transactions contemplated hereby, it being understood by the Parties that if the Asset Selling Entity is not able to fully reclaim any such Indirect Taxes, Purchaser or its relevant affiliate shall promptly pay over to Seller or its relevant Affiliate fifty percent (50%) of the unreclaimable portion of such Indirect Tax suffered by the Asset Selling Entity, consistent with Section 7 of this Letter Agreement and Section 7.6(b)(i) of the APA.

7.Indirect Tax Sharing. Pursuant to Section 7.6(b)(i) of the APA, any Indirect Taxes suffered by the Parties in connection with the APA, this Letter Agreement and the transactions contemplated thereby and hereby (other than with respect to any Product Inventory which is processed for and supplied to Purchaser or any of its Affiliates pursuant to the Supply Agreement and the Toll Manufacturing Agreement, with respect to which Indirect Taxes will be borne as provided in those agreements) and which are not able to be fully recovered or reclaimed shall be borne fifty percent (50%) by Purchaser or its relevant Affiliates and fifty percent (50%) by the Seller or relevant Asset Selling Entities. For clarity, the Purchaser and/or its Affiliates, on the one hand, and any affected Asset Selling Entity, on the other, shall each bear fifty percent (50%) of the Indirect Taxes which are not able to be fully recovered or reclaimed only with respect to the Product Inventory (other than Supply Inventory) owned by any Asset Selling Entity at Closing and at the relevant Transfer Trigger Event. (For further clarity, in the case of Product Inventory transferred at the time of the Transfer Trigger Event, the parties will attempt to specifically identify which Product Inventory is transferred pursuant to the APA and which Product Inventory is transferred pursuant to the Supply Agreement or the Toll Manufacturing Agreement; if such specific identification is impractical then the parties agree to apply a FIFO method. In any case, the parties agree that the result of this accounting exercise cannot result in a greater amount of Product Inventory treated as transferred pursuant to the APA than the amount of Product Inventory beneficially transferred at Closing.)
8.No Other Changes. Except as modified by this Letter Agreement, the APA and the Ancillary Agreements shall remain and continue in full force and effect. To the extent of any conflict or inconsistency between the terms of this Letter Agreement, on the on hand, and the APA or any Ancillary Agreement, on the other hand, the terms of this Letter Agreement shall prevail.
9.Reservation of Rights. Except as explicitly contemplated by this Letter Agreement, this Letter Agreement shall not be deemed to be a waiver of any rights or remedies of any Parties under the APA, which are expressly reserved.
10.Counterparts; Electronic Signatures. This Letter Agreement may be executed in any number of counterparts, each of which will be deemed an original, with the same effect as if the signature on each such counterpart were on the same instrument. Further, this Side Letter may be executed by transfer of an originally signed document by facsimile, electronic or e-mail in PDF format, each of which will be as fully binding as an original document.
[Signature page follows]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE AB

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE AB

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE APS.

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Member of the Board of Directors

By:	/s/ David Pignolet
Name: David Pignolet
Title: Member of the Board of Directors

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE AS

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE BV

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE CHEMICALS SARL

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

Very truly yours,
CELGENE CORPORATION

By:	/s/ Matthew Roden
Name: Matthew Roden
Title: President

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE DOO

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE DISTRIBUTION BV

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE EUROPE BV

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE GMBH

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Managing Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Managing Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE GMBH

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE INC

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Manager

By:	/s/ David Pignolet
Name: David Pignolet
Title: Manager

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE INTERNATIONAL HOLDINGS CORPORATION, PODRUŽINICA V SLOVENIJI

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

CELGENE INTERNATIONAL HOLDINGS CORPORATION

By:	/s/ Katherine Kelly
Name: Katherine Kelly
Title: Secretary

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE INTERNATIONAL II SARL

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Managing Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Managing Director

[Signature Page to LPA Inventory Letter Agreement]

CELGENE INTERNATIONAL INC.

By:	/s/ Katherine Kelly
Name: Katherine Kelly
Title: Secretary

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE INTERNATIONAL SARL

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Managing Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Managing Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE K.K

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE KORLÁTOLT FELELÖSSÉGÜ TÁRSASÁG

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Managing Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Managing Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE LIMITED

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE LIMITED

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE LOGISTICS SARL

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Managing Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Managing Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE MANAGEMENT SARL

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE R&D SARL

By:	/s/ Tuomo Patsi
Name: Tuomo Patsi
Title: Managing Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Managing Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE RECEPTOS SARL

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE SLU

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE S.R.O.

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Managing Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Managing Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE SRO

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Executive Director

By:	/s/ David Pignolet
Name: David Pignolet
Title: Executive Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE SAS

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE SPRL

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Manager

By:	/s/ David Pignolet
Name: David Pignolet
Title: Manager

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

CELGENE S.R.L

By:	/s/ Nakisa Serry
Name: Nakisa Serry
Title: Authorized Signatory

By:	/s/ David Pignolet
Name: David Pignolet
Title: Authorized Signatory

[Signature Page to LPA Inventory Letter Agreement]

SIGNAL PHARMACEUTICALS, LLC

By:	/s/ Katherine Kelly
Name: Katherine Kelly
Title: Manager and Authorized Person

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN (EUROPE) GMBH

By:	/s/ Justin G. Claeys
Name: Justin G. Claeys
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN (NEW ZEALAND) LIMITED

By:	/s/ Penny Chan Wan
Name: Penny Chan Wan
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN AB

By:	/s/ Justin G. Claeys
Name: Justin G. Claeys
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN ASTELLAS BIOPHARMA K.K.

By:	/s/ Steve Kenji Sugino
Name: Steve Kenji Sugino
Title: Representative Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN AUSTRALIA PTY LIMITED

By:	/s/ Penny Chan Wan
Name: Penny Chan Wan
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN B.V.

By:	/s/ Marika Murto
Name: Marika Murto
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN BIO-FARMACĖUTICA LDA

By:	/s/ Tiago Gueds Amieiro
Name: Tiago Gueds Amieiro
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN CANADA INC.

By:	/s/ Jonathan P. Graham
Name: Jonathan P. Graham
Title: EVP, General Counsel & Secretary

[Signature Page to LPA Inventory Letter Agreement]

AMGEN D.O.O.

By:	/s/ Irena Hampel Hrsak
Name: Irena Hampel Hrsak
Title: Director
AMGEN D.O.O.

By:	/s/ Sanja Cerovac Vodičar
Name: Sanja Cerovac Vodičar
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN EUROPE B.V.

By:	/s/ Justin G. Claeys
Name: Justin G. Claeys
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN AB, FILIAL I FINLAND

By:	/s/ Niilo Färkkila
Name: Niilo Färkkila
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN GMBH

By:	/s/ Lauri Lindgren
Name: Lauri Lindgren
Title: Director

AMGEN GMBH

By:	/s/ Christoph Eder
Name: Christoph Eder
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN GMBH

By:	/s/ Andreas Bierl
Name: Andreas Bierl
Title: Director

AMGEN GMBH

By:	/s/ Roman Stampfli
Name: Roman Stampfli
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

If the foregoing accurately sets forth our agreement on the foregoing matters, please execute this Letter Agreement where indicated below.

Very truly yours,
CELGENE CORPORATION

By:
Name:
Title:

Agreed and accepted:

AMGEN INC.

By:	/s/ Jonathan P. Graham
Name: Jonathan P. Graham
Title: EVP, General Counsel & Secretary

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN IRELAND LIMITED

By:	/s/ Caitriona Duggan
Name: Caitriona Duggan
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN LIMITED

By:	/s/ Christopher Walker
Name: Christopher Walker
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN MEXICO SA de CV

By:	/s/ Giles Marrache
Name: Giles Marrache
Title: Chairman

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN NV

By:	/s/ Catherine Boutremans
Name: Catherine Boutremans
Title: Director

AMGEN NV

By:
Name: Justin G. Claeys
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN NV

By:
Name: Catherine Boutremans
Title: Director

AMGEN NV

By:	/s/ Justin G. Claeys
Name: Justin G. Claeys
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN S.A.U.

By:	/s/ Fina Llados
Name: Fina Llados
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN S.R.L.

By:	/s/ Soren Giese
Name: Soren Giese
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN S.R.O.

By:	/s/ Tomas Brezina
Name: Tomas Brezina
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN SLOVAKIA S.R.O.

By:	/s/ Sorin Popescu
Name: Sorin Popescu
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN SWITZERLAND AG

By:	/s/ Giles Marrache
Name: Giles Marrache
Title: Director
AMGEN SWITZERLAND AG

By:
Name: Henrik Asmussen
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN SWITZERLAND AG

By:
Name: Giles Marrache
Title: Director
AMGEN SWITZERLAND AG

By:	/s/ Henrik Asmussen
Name: Henrik Asmussen
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN ZDRAVILA, TRŽENJE ZDRAVIL D.O.O.

By:	/s/ Sanja Cerovac Vodicar
Name: Sanja Cerovac Vodicar
Title: Country Director

[Signature Page to LPA Inventory Letter Agreement]

Acknowledged and accepted:

AMGEN SAS

By:	/s/ Corrine Blachier-Poisson
Name: Corrine Blachier-Poisson
Title: Director

[Signature Page to LPA Inventory Letter Agreement]

Exhibits Omitted from Letter Agreement

Pursuant to Regulation S-K, Item 601(b)(2), the exhibits to Letter Agreement, as listed below, have not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.

Exhibits
Exhibit A    Financial Statements
Exhibit B    Transfer Trigger Events
Exhibit C    Product Inventory Transfer Schedule